Exhibit 10-BBaj

TECH DATA CORPORATION
(hereinafter called the “Company”)

2009 EQUITY INCENTIVE PLAN OF TECH DATA CORPORATION
(hereinafter called the “Plan”)
GLOBAL NOTICE OF HOLD-TO-RETIREMENT EQUITY GRANT AGREEMENT

I.     NOTICE OF EQUITY GRANT

Name/Participant:                 <name >

Type of Grant:     HOLD-TO-RETIREMENT EQUITY

Date of Grant:                    <date>

Total Shares Granted:	<shares >

II. AGREEMENT

For valuable consideration, the receipt of which is hereby acknowledged (electronically or using a method accepted by the Company), the Company hereby grants to the Participant a Hold-to-Retirement Equity grant (hereinafter called, in respect of each Share subject to the grant, an “HRE”) under Section 11 of the Plan in accordance with the following terms:

Section 1.    Definitions. Unless otherwise defined herein, the terms defined in this Agreement shall have the same defined meanings as in the Plan. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail. The following additional terms shall be defined as follows:

“Agreement” means this agreement between the Participant and the Company setting forth the terms and conditions of the grant of the HREs and includes Part I, Notice of Equity Grant and Part II, Agreement.

“Date of Grant” means the date on which the HREs are granted to the Participant, as specified in Part I.

“Employer” means the Company or any Subsidiary that employs the Participant on the applicable date.

Global HRE

“Share” means one (1) share of Common Stock.

Section 2. Grant. The Participant is hereby granted an HRE award under Section 11 of the Plan. Each HRE represents the prospective contingent right to receive one Share and will, at all times the Agreement is in effect, be equal in value to one Share.

Section 3. Vesting. Subject to the provisions of this Agreement, the HREs shall vest and become payable in Shares in accordance with the following vesting schedule:

Vesting Date	Vesting Percentage
First Anniversary of Date of Grant	25%
Second Anniversary of Date of Grant	25%
Third Anniversary of Date of Grant	50%

Unless and until the HREs vest, the Participant will have no right to payment of any unvested HREs. Prior to the actual delivery of any of the HREs that are vested, the HREs will represent an unsecured obligation of the Company in accordance with Section 16(c) of the Plan.

Section 4.    Non-Transferability. All rights with respect to the HREs are exercisable during the Participant’s lifetime only by the Participant and the HREs may not be transferred, assigned, pledged or hypothecated in any manner other than by will or by applicable laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or rules thereunder.

Section 5.     Delivery of Shares.

(i)    General. Subject to the other terms of the Plan and this Agreement, the Company will issue or cause to be delivered to the Participant (or if any other individual(s) then hold the HREs, to such individual(s)) the number of Shares the Participant is entitled to receive as a result of the vesting of the HREs as soon as practical after, but not later than 10 days following, the Participant’s “separation from service” as such term is defined under Section 409A of the Code (a “Separation from Service”). The Shares shall be registered in the name of the Participant (or the name(s) of the individual(s) that then hold the HREs, either alone or jointly with another person(s) with rights of survivorship, as such individual(s) shall prescribe in writing or other methods allowed to the Company). Notwithstanding the foregoing, the delivery of Shares as required hereby may be delayed if the delivery is reasonably likely to violate applicable federal, state or non-U.S. securities laws; provided, however, that the delivery will occur at the earliest date the Company reasonably anticipates that the distribution will not cause a violation.

The delivery of Shares in settlement of the HREs shall be deemed effected for all purposes when a stock transfer agent shall have deposited such Shares according to the delivery instructions provided by Participant (or if any other individual(s) then hold the HREs, by such other individual(s)). Fractional Shares shall not be issued.

Notwithstanding anything to the contrary in this Section 5, in the event that Participant is a “specified employee” (within the meaning of Section 409A \of the Code) on the date of the Participant’s Separation from Service, the Shares to be delivered in settlement of the HREs shall be delivered on the first business day of the first calendar month that begins after the six-month anniversary of the Separation from Service or, if earlier, on the date of the Participant’s death.

Section 6.    Tax Withholding Obligations. Regardless of any action the Company or the Employer takes with respect to any or all income tax, social insurance contributions, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the HREs, including but not limited to, the grant of the HREs, the vesting of the HREs, the subsequent sale of any Shares acquired or the receipt of any dividends, and (2) do not commit to structure the terms of the grant or any aspect of the HREs to reduce or eliminate the Participant’s liability for Tax-Related Items.

Finally, the Participant will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Participant’s participation in the Plan or the Participant’s acquisition of Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver any Shares due to be delivered if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items as described in this section. The Participant hereby consents to any action reasonably taken by the Company to meet his or her obligation for Tax-Related Items.

Section 7. Changes in Capitalization. The existence of the HREs shall not affect in any way the right or power of the Company or its stockholders to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the shares subject to HREs; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or outstanding assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to the HREs.

Section 8. Rights of Participant. No person shall, by virtue of the granting of the HREs to the Participant, be deemed to be a holder of any Shares underlying the HREs or be entitled to the rights or privileges of a holder of such Shares unless and until Shares have been issued in settlement of the HREs.

The grant of the HREs is voluntary and occasional and the Participant shall not by virtue of the granting of the HREs have any claim or right to be granted HREs in the future or to participate in any other compensation plan, program or arrangement of the Company or of the Employer, even if HREs have been granted repeatedly in the past.

The granting of the HREs shall not impose upon the Company or the Employer any obligations to employ or to continue to employ the Participant; and the right of the Company or the Employer to terminate the employment of the Participant shall not be diminished or affected by reason of the fact that the HREs have been granted to the Participant.

Nothing herein contained shall impose any obligation upon the Participant to accept the grant of HREs.

At all times while any portion of the HREs is outstanding, the Company shall reserve and keep available, out of shares of its authorized and unissued Common Stock or reacquired Shares, a sufficient number of Shares to satisfy the requirements of the HREs; comply with the terms of the HREs promptly upon vesting of the HREs; and pay all fees or expenses necessarily incurred by the Company in connection with the issuance and delivery of Shares in settlement of the HREs.

Section 9. Termination. Subject to Section 8, the outstanding unvested HREs granted hereunder shall terminate and the Participant shall cease vesting in the HREs on the earliest to occur of:

(i) termination of active employment or other relationship between the Company or the Employer and the Participant for any reason other than due to the Participant’s death or Disability; or

(ii) termination of active employment or other relationship between the Company or the Employer and the Participant due to the Participant’s death or Disability within three months of the Date of Grant.

An employment relationship between the Company or the Employer and the Participant shall be deemed to exist during any period during which the Participant is actively employed by the Company or by any Subsidiary. Whether authorized leave of absence or absence on military government service shall constitute termination of the employment relationship between the Company or the Employer and the Participant shall be determined by the administrator designated by the Committee at the time thereof and in accordance with local law.

In the event of the death or Disability of the Participant during his or her employment relationship with the Company or the Employer, as applicable, and at least three months after the Date of Grant, the HREs shall become fully vested (all or a portion of the outstanding HREs) as of the date of the Participant’s death or Disability. In the case of death of a Participant, Shares will be delivered to the Participant’s executors, administrators or any person(s) to whom the HREs may be transferred by will or by laws of descent and distribution, in accordance with Section 5 of this Agreement. If, in the event of the Participant’s death, any beneficiary entitled to receive any Shares is a minor or, if in the event of the Participant’s Disability, the Participant is deemed by the Committee or is adjudged to be legally incapable of giving valid receipt and discharge for any Shares due to be delivered, such Shares will be paid to such person or institution as the Committee may designate or to the duly appointed guardian. Such payment shall, to the extent made, be deemed a complete discharge of any liability for such payment under the Plan.

If the Participant is a local national of and employed in a country that is a member of the European Union, the grant of the HREs and the terms and conditions governing the HREs are intended to comply with the age discrimination provisions of the EU Equal Treatment Framework Directive, as implemented into local law (the “Age Discrimination Rules”). To the extent that a court or tribunal of competent jurisdiction determines that any provision of the HREs is invalid or unenforceable, in whole or in part, under the Age Discrimination Rules, the Company, in its sole discretion, shall have the power and authority to revise or strike such provision to the minimum extent necessary to make it valid and enforceable to the full extent permitted under local law.

Section 10. Nature of Grant. In accepting the grant, the Participant acknowledges that:

(i) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;

(ii) all decisions with respect to future grants of HREs, if any, will be at the sole discretion of the Company;

(iii) the Participant is voluntarily participating in the Plan;

(iv) the grant of HREs is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of the Participant’s employment contract, if any;

(v) the grant of HREs is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;

(vi) in the event that the Participant is not an employee of the Company, the grant of HREs will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of HREs will not be interpreted to form an employment contract with the Employer or any Subsidiary or affiliated company of the Company;

(vii) the future value of the underlying Shares is unknown and cannot be predicted with certainty;

(viii) if the Participant vests in his or her HREs and obtains Shares, the value of those Shares acquired may increase or decrease in value;

(ix) in consideration of the grant of the HREs, no claim or entitlement to compensation or damages shall arise from termination of the HREs or diminution in value of the HREs or Shares acquired in settlement of the HREs resulting from termination of the Participant’s employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant will be deemed irrevocably to have waived his or her entitlement to pursue such claim; and

(x) in the event of termination of the Participant’s employment (whether or not in breach of local labor laws), the Participant’s right to receive the HREs and vest in the HREs under the Plan, if any, will be determined effective as of the date that the Participant is no longer employed by the Employer; the Committee shall have the exclusive discretion to determine when the Participant is no longer actively employed for purposes of his or her grant of HREs.

Section 11. Data Privacy. Pursuant to applicable personal data protection laws, the Company and Employer hereby notify the Participant of the following in relation to the Participant’s personal data and the collection, use, processing and transfer of such data in relation to the Company’s grant of the HREs and participation in the Plan. The collection, use, processing and transfer of personal data is necessary for the Company’s administration of the Plan and participation in the Plan, and the Participant’s denial and/

or objection to the collection, use, processing and transfer of personal data may affect participation in the Plan. As such, the Participant voluntarily acknowledges and consents (where required under applicable law) to the collection, use, processing and transfer of personal data as described herein.

The Company and Employer hold certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all options, units or any other entitlement to Shares awarded, canceled, purchased, vested, unvested or outstanding in the Participant’s favor, for the purpose of managing and administering the Plan (“Data”). The Data may be provided by the Participant or collected, where lawful, from third parties, and the Company and the Employer will process the Data for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Data processing will take place through electronic and non-electronic means according to logics and procedures strictly correlated to the purposes for which Data are collected and with confidentiality and security provisions as set forth by applicable laws and regulations in the Participant’s country of residence (and country of employment, if different). Data processing operations will be performed minimizing the use of personal and identification data when such operations are unnecessary for the processing purposes sought. Data will be accessible within the Company’s organization only by those persons requiring access for purposes of the implementation, administration and operation of the Plan and for the Participant’s participation in the Plan.

The Company and the Employer will transfer Data internally as necessary for the purpose of implementation, administration and management of the Participant’s participation in the Plan, and the Company and the Employer may further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in European Economic Area, or elsewhere throughout the world, such as the United States. The Participant hereby authorizes (where required under applicable law) the third parties or other recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Participant’s behalf to a broker or other third party with whom the Participant may elect to deposit any Shares acquired pursuant to the Plan.

The Participant may, at any time, exercise rights provided under applicable personal data protection laws, which may include the right to (a) obtain confirmation as to the existence of the Data, (b) verify the content, origin and accuracy of the Data, (c) request the integration, update, amendment, deletion, or blockage (for breach of applicable laws) of the Data, (d) to oppose, for legal reasons, the collection, processing or transfer of the Data which is not necessary or required for the implementation, administration and/or operation of the Plan and the Participant’s participation in the Plan, and (e) withdraw the Participant’s consent to the collection, processing or transfer of Data as provided hereunder (in which case, the Participant’s HREs will be null and void). The Participant may seek to exercise these rights by contacting the Employer’s Human Resources manager or the Company’s Human Resources Department.

Section 12. Electronic Delivery and Acceptance. The Company may in its sole discretion, decide to deliver any documents related to the HREs granted under the Plan and participation in the Plan, or future HREs that may be granted under the Plan, by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and, if requested, to participate in the Plan through an on-line (and/or voice activated) system established and maintained by the Company or a third party designated by the Company. In addition, if the Participant does not otherwise reject this Award, (in such manner as the Company may specify from time to time in its sole discretion), the Participant shall be deemed to have accepted the Award as of the Date of Grant.

Section 13. Government and Other Regulations; Governing Law. The grant of HREs is subject to all laws, regulations and orders of any governmental authority which may be applicable thereto and, notwithstanding any of the provisions hereof, the Participant acknowledges that the Company will not be obligated to issue any Shares hereunder if the grant or vesting thereof or the issuance of such Shares, as the case may be, would constitute a violation by the Participant or the Company of any such law, regulation or order or any provision thereof. The Company shall not be obligated to take any affirmative action in order to cause the vesting of the HREs or the issuance of Shares pursuant hereto to comply with any such law, regulation, order or provision.

As a condition of the grant of the HREs, the Participant agrees to repatriate all payments attributable to the Shares and/or cash acquired under the Plan (including, but not limited to, dividends) in accordance with local foreign exchange rules and regulations in the Participant’s country of residence. In addition, the Participant also agrees to take any and all actions, and consent to any and all actions taken by the Company and its affiliates, as may be required to allow the Company and its affiliates to comply with local laws, rules and regulations in the Participant’s country of residence. Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and regulations in the Participant’s country of residence.
The HREs are and shall be subject in every respect to the provisions of the Plan, which is incorporated herein by reference and made a part hereof. The Participant hereby accepts the HREs subject to all the terms and provisions of the Plan and agrees that all decisions under and interpretations of the Plan by the Committee or the Board shall be final, binding and conclusive upon the Participant and his heirs and legal representatives.

This grant of HREs shall be governed by and construed in accordance with the laws of the State of Florida without regard to its principle of conflict of laws. For purposes of litigating any dispute arising under this Agreement, the parties hereby agree that such litigation shall be conducted in the courts of Pinellas County, Florida.

Section 14. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Section 15. Language. If the Participant is a resident outside of the United States, the Participant acknowledges and agrees by acceptance of the grant of HREs under the Plan and this Agreement, that it is the Participant’s express intent that this Agreement, the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Award, be drawn up in English. If the Participant has received this Agreement, the Plan or any other documents related to the HREs translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control.

Section 16. Private Placement. For non-U.S. Participants, the grant of the HREs is not intended to be a public offering of securities in the Participant’s country of residence (and country of employment, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the grant of the HREs is not subject to the supervision of the local securities authorities.

Section 17. Addendum. Notwithstanding any provisions of this Agreement to the contrary, the HREs shall be subject to any special terms and conditions for the Participant’s country of residence (and country of employment, if different), as are set forth in the applicable addendum to the Agreement (“Addendum”). Further, if the Participant transfers residence and/or employment to another country reflected in an Addendum to the Agreement, the special terms and conditions for such country shall apply to the Participant to the extent the Company determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable in order to comply with local laws, rules and regulations or to facilitate the operation and administration of the HREs and the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer). Any applicable Addendum shall constitute part of the Agreement.

Section 18. Additional Requirements. The Company reserves the right to impose other requirements on the HREs, any Shares acquired pursuant to the HREs and the Participant’s participation in the Plan to the extent the Company determines, in its sole discretion, that such other requirements are necessary or advisable in order to comply with local laws, rules and regulations or to facilitate the operation and administration of the HREs and the Plan. Such requirements may include (but are not limited to) requiring the Participant to sign any agreements or undertakings that may be necessary to accomplish the foregoing.

IN WITNESS WHEREOF, the Company has caused this grant of HREs to be executed, as of the Date of Grant.

TECH DATA CORPORATION

By: /s/ ROBERT M. DUTKOWSKY
Robert M. Dutkowsky, Chief Executive Officer
By:_______________________________________
Holder

TECH DATA CORPORATION
2009 EQUITY INCENTIVE PLAN
OF TECH DATA CORPORATION

ADDENDUM TO
GLOBAL NOTICE OF HOLD-TO-RETIREMENT EQUITY GRANT AGREEMENT

In addition to the terms of the 2009 Equity Incentive Plan of Tech Data Corporation (the “Plan”) and the Global Notice of Hold-to-Retirement Equity Grant Agreement (the “Agreement”), the HREs are subject to the following additional terms and conditions as set forth in this addendum (the “Addendum”).

All defined terms as contained in this Addendum shall have the same meaning as set forth in the Plan and the Agreement. Pursuant to Section 17 of the Agreement, to the extent a Participant relocates residence and/or employment to another country, the additional terms and conditions as set forth in the addendum for such country (if any) shall also apply to the HREs to the extent the Company determines, in its sole discretion, that the application of such addendum is necessary or advisable in order to comply with local laws, rules and regulations, or to facilitate the operation and administration of the HREs and the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer).

CANADA

1.Settlement in Shares. Notwithstanding anything to the contrary in the Agreement, Addendum or the Plan, the HREs shall be settled only in Shares (and may not be settled in cash).

DENMARK

1.    Treatment of HREs upon Termination of Employment. Notwithstanding any provisions in the Agreement to the contrary, the treatment of the HREs upon the Participant’s termination of employment shall be governed by the Act on Stock Options in Employment Relations.

FRANCE

1.English Language. The Participant acknowledges and agrees that it is the Participant's express intent that this Agreement, the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the HREs, be drawn up in English. If the Participant has received this Agreement, the Plan or any other documents related to the HREs translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version shall control.

BY SIGNING BELOW, THE PARTICIPANT ACKNOWLEDGES, UNDERSTANDS AND AGREES TO THE TERMS AND CONDITIONS OF THE PLAN, THE AGREEMENT AND THIS ADDENDUM.

__________________________________

Signature

__________________________________
Printed Name

_____________________
Date

IMPORTANT NOTE: THIS ADDENDUM MUST BE SIGNED AND RETURNED TO STOCK ADMINISTRATION OF TECH DATA NO LATER THAN THIRTY (30) DAYS FROM THE DATE OF THE HRE.

ITALY

1.    Authorization to Release Necessary Personal Information. The following provision shall replace Section 11 of the Agreement in its entirety:

(i)    The Participant understands that the Employer and/or the Company hold certain personal information about the Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, national insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all awards or other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (“Data”), for the purpose of implementing, administering and managing the Plan. The Participant is aware that providing the Company with the Data is necessary for the performance of this Agreement and that the Participant’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.

(ii)    The Controller of personal data processing is Tech Data Corporation, 5350 Tech Data Drive, Clearwater, Florida 33760, U.S.A., and, pursuant to D.lgs 196/2003, its representative in Italy is Tech Data Italia s.r.l. with registered offices at Via Tolstoj 65, 20098 S. Giuliano, Milanese MI, Italy Participant understands that Data may be transferred to third parties assisting in the implementation, administration and management of the Plan, including any transfer required to a broker or other third party with whom Shares acquired pursuant to this grant of HREs or cash from the sale of such Shares may be deposited. Furthermore, the recipients that may receive, possess, use, retain and transfer such Data for the above mentioned purposes may be located in the Participant’s country, or elsewhere, including outside of the European Union and the recipient’s country may have different data privacy laws and protections than the Participant’s country. The processing activity, including the transfer of the Participant’s personal data abroad, out of the European Union, as herein specified and pursuant to applicable laws and regulations, does not require the Participant’s consent thereto as the processing is necessary for the performance of contractual obligations related to the implementation, administration and management of the Plan. The Participant understands that Data processing relating to the purposes above specified shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data are collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to D.lgs. 196/2003.

(iii)    The Participant understands that Data will be held only as long as is required by law or as necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that, pursuant to art 7 of D.lgs 196/2003, the Participant has the right, including but not limited to, to access, delete, update, request the rectification of the Data and cease, for legitimate reasons, the Data processing. Furthermore, the Participant is aware that the Data will not be used for direct marketing purposes. In addition, the Data provided can be reviewed and questions or complaints can be addressed by contacting a local representative available at the following address, Via Tolstoj 65, 20098 S. Giuliano, Milanese MI, Italy.

2.Participant Acknowledgment. The Participant hereby confirms that he or she accepts and agrees to the Agreement and the Plan in all respects as of the date the Participant accepts this Agreement. The Participant further acknowledges that he or she has read and specifically and expressly approves of the following provisions of the Agreement: (i) Section 6 addressing the Participant’s responsibility for taxes; (ii) Section 8 addressing the rights of the Participant with respect to the HREs; (iii) Section 10 containing the Participant’s acknowledgement that the Plan and the grant of the HREs do not provide the Participant with any entitlement or claim for compensation ; (iv) Section 11 containing the Participant’s authorization for data privacy purposes; (v) Section 13 addressing electronic delivery and acceptance procedures; and (vi) Section 14 stating that the laws of the State of Florida, U.S.A. will govern the Agreement and the Plan and the venue for litigation of any dispute arising under this Agreement will be the courts of Pinellas County, Florida, U.S.A.

__________________________________

Signature

__________________________________
Printed Name

_____________________
Date

IMPORTANT NOTE: THIS ADDENDUM MUST BE SIGNED AND RETURNED TO STOCK ADMINISTRATION OF TECH DATA NO LATER THAN THIRTY (30) DAYS FROM THE DATE OF THE HRE.

MEXICO

1.Commercial Relationship. The Participant expressly recognizes that participation in the Plan and the Company’s grant of HREs does not constitute an employment relationship between the Participant and the Company. The Participant has been granted HREs as a consequence of the commercial relationship between the Company and the Employer, and the Employer is the Participant’s sole employer. Based on the foregoing, (a) the Participant expressly recognizes the Plan and the benefits derived from participation in the Plan will not establish any rights between the Participant and the Employer, (b) the Plan and the benefits the Participant may derive from participation in the Plan are not part of the employment conditions and/or benefits provided by the Employer, and (c) any modifications or amendments of the Plan by the Company, or a termination of the Plan by the Company, shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Employer.

2.Extraordinary Item of Compensation. The Participant expressly recognizes and acknowledges that participation in the Plan is a result of the discretionary and unilateral decision of the Company, as well as the Participant’s free and voluntary decision to participate in the Plan in accordance with the terms and conditions of the Plan, the Agreement and this Addendum. As such, the Participant acknowledges and agrees that the Company may, in its sole discretion, amend and/or discontinue the Participant’s participation in the Plan at any time and without any liability. The value of the HREs is an extraordinary item of compensation outside the scope of any Participant’s employment contract, if any. The HREs are not part of the Participant’s regular or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits, or any similar payments, which are the exclusive obligations of the Employer.

BY SIGNING BELOW, THE PARTICIPANT ACKNOWLEDGES, UNDERSTANDS AND AGREES TO THE TERMS AND CONDITIONS OF THE PLAN, THE AGREEMENT AND THIS ADDENDUM.

__________________________________

Signature

__________________________________
Printed Name

_____________________
Date

IMPORTANT NOTE: THIS ADDENDUM MUST BE SIGNED AND RETURNED TO STOCK ADMINISTRATION OF TECH DATA NO LATER THAN THIRTY (30) DAYS FROM THE DATE OF THE HRE.
NETHERLANDS

1.     Waiver of Termination Rights. As a condition to the grant of the HREs, the Participant hereby waives any and all rights to compensation or damages as a result of the termination of employment with the Company and the Employer for any reason whatsoever, insofar as those rights result or may result from (a) the loss or diminution in value of such rights or entitlements under the Plan, or (b) the Participant ceasing to have rights under, or ceasing to be entitled to any awards under the Plan as a result of such termination.

SPAIN

1.    Termination. The following provision shall replace Section 9 (i) of the Agreement in its entirety:

(i) termination of active employment or other relationship between the Company or the Employer and the Participant for any reason (including termination without cause or unfair dismissal) other than due to the Participant’s death or Disability;

2.    Nature of Grant. The following provisions shall replace Section 10(x) of the Agreement in its entirety, and the following new provision shall be added as Section 10(xi) of the Agreement:

(x) in the event of termination of the Participant’s employment (whether or not in breach of local labor laws), the Participant’s right to receive the HREs and vest in the HREs under the Plan, if any, will be determined effective as of the date that the Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when the Participant is no longer actively employed for purposes of his or her grant of HREs; and

(xi) in accepting the grant of HREs, the Participant acknowledges that he or she consents to participation in the Plan and has received a copy of the Plan. The Participant understands that the Company has unilaterally, gratuitously and discretionally decided to grant HREs under the Plan to individuals who may be employees of the Company or its Subsidiaries or affiliated companies throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any of its Subsidiaries or affiliated companies on an ongoing basis. Consequently, the Participant understands that the HREs are granted on the assumption and condition that the HREs and any Shares that may be acquired as a result of the vesting of the HREs shall not become a part of any employment contract (either with the Company or any of its Subsidiaries or affiliated companies) and shall not be considered a mandatory benefit or salary for any purpose (including severance compensation) or any other right whatsoever. In addition, the Participant understands that this grant would not be made to the Participant but for the assumptions and conditions referred to above; thus, the Participant acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of HREs shall be null and void.

Participant Signature:        ________________________________________________

Participant Printed Name:     ________________________________________________

Date:                _______________________________

IMPORTANT NOTE: THIS ADDENDUM MUST BE SIGNED AND RETURNED TO STOCK ADMINISTRATION OF TECH DATA NO LATER THAN THIRTY (30) DAYS FROM THE DATE OF THE HRE.

UNITED KINGDOM

1.    Tax Withholding Obligations. The following provision shall replace Section 6 of the Agreement in its entirety:

Regardless of any action the Company or the Employer takes with respect to any or all income tax, primary and secondary Class 1 National Insurance Contributions, payroll tax or other tax-related withholding (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the HREs, including but not limited to, the grant of the HREs, the vesting of the HREs, the subsequent sale of any Shares acquired at vesting or the receipt of any dividends, and (2) do not commit to structure the terms of the grant or any aspect of the HREs to reduce or eliminate the Participant’s liability for Tax-Related Items.

Prior to vesting of the HREs, the Participant will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer for Tax-Related Items. In this regard, if permissible under local law, the Participant authorizes the Company to sell or arrange for the sale of Shares that the Participant acquires to meet the withholding obligation for Tax-Related Items. The Company will endeavor to sell only the whole number of Shares required to satisfy the Company's and/or the Employer's withholding obligation for Tax-Related Items; however, the Participant agrees that the Company may sell more Shares than necessary to cover the Tax-Related Items. The Committee may also, in lieu of or in addition to the foregoing, at its sole discretion, (i) require the Participant to deposit with the Company or the Employer an amount of cash sufficient to meet his or her obligation for Tax-Related Items, (ii) withhold the required amount from the Participant’s pay during the pay periods next following the date on which any such applicable liability for Tax-Related Items otherwise arises (or withhold the required amount from other amounts payable to the Participant), and/or (iii) if permissible under local law, the Committee may require that the Company withhold a whole number of Shares otherwise deliverable to Participant having a Fair Market Value sufficient to satisfy the statutory minimum (or such higher amount as is allowable without adverse accounting consequences) of the Participant’s estimated total obligation for Tax-Related Items associated with any aspect of the HREs. If the obligation for the Participant’s Tax-Related Items is satisfied by withholding a number of Shares as described herein, the Participant will be deemed to have been issued the full number of Shares subject to the award of HREs, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items due as a result of the vesting or any other aspect of the award.

Finally, the Participant will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Participant’s participation in the Plan or the Participant’s acquisition of Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver any Shares due upon vesting of the HREs if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items as described in this section. The Participant hereby consents to any action reasonably taken by the Company to meet his or her obligation for Tax-Related Items.

2.    Deemed Loan Provision. The following new provision shall be added as Section 6A of the Agreement:

If payment or withholding of the income tax due is not made within 90 days of the event giving rise to the Tax-Related Items (the “Due Date”) or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected Tax-Related Items shall constitute a loan owed by the Participant to the Employer, effective on the Due Date. The Participant agrees that the loan will bear interest at the then-current HM Revenue and Customs Official Rate, it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 6 of the Agreement. Notwithstanding the foregoing, if the Participant is an “Officer” (as defined in Rule 16a-1(f) of the Securities Exchange Act of 1934), the terms of this Section 6A shall not apply to the Participant. In the event that Tax-Related Items are not collected from or paid by an Officer Participant by the Due Date, the amount of any uncollected Tax-Related Items may constitute a benefit to the Participant on which additional income tax and National Insurance Contributions may be payable. The Participant agrees that the Company may collect any income tax and National Insurance Contributions due on this additional benefit from the Participant by any of the means set forth in Section 6 of the Agreement.

3.    Exclusion of Claim. The Participant acknowledges and agrees that the Participant will have no entitlement to compensation or damages insofar as such entitlement arises or may arise from the Participant’s ceasing to have rights under or to be entitled to vest in the Participant’s HREs as a result of such termination (whether the termination is in breach of contract or otherwise), or from the loss or diminution in value of the Participant’s HREs. Upon the grant of the HREs, the Participant shall be deemed to have irrevocably waived any such entitlement.

*    *    *    *    *

TECH DATA CORPORATION
(hereinafter called the “Company”)

2009 EQUITY INCENTIVE PLAN OF TECH DATA CORPORATION
(hereinafter called the “Plan”)
GLOBAL NOTICE OF GRANT AND RESTRICTED STOCK UNIT GRANT AGREEMENT

I.     NOTICE OF EQUITY GRANT

Name/Participant:                 <name >

Type of Grant:                 Restricted Stock Unit

Date of Grant:                    <date>

Total Shares Granted:	<shares >

II. AGREEMENT

For valuable consideration, the receipt of which is hereby acknowledged (electronically or using a method accepted by the Company), the Company hereby grants to the Participant a Restricted Stock Unit Grant (hereinafter called the “RSUs”) under Section 7 of the Plan in accordance with the following terms:

Section 1.    Definitions. Unless otherwise defined herein, the terms defined in this Agreement shall have the same defined meanings as in the Plan. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail. The following additional terms shall be defined as follows:

“Agreement” means this agreement between the Participant and the Company setting forth the terms and conditions of the grant of RSUs and includes Part I, Notice of Equity Grant and Part II, Agreement.

“Date of Grant” means the date on which the RSUs are granted to the Participant, as specified in Part I.

“Employer” means the Company or any Subsidiary that employs the Participant on the applicable date.

“Share” means one (1) share of Common Stock.

Section 2. Grant. The Participant is hereby granted an award of RSUs under Section 9(b) of the Plan. Each RSU represents the prospective contingent right to receive one Share and will, at all times the Agreement is in effect, be equal in value to one Share. In accordance with Section 9(b) of the Plan, no grant, or a combination of grants, of RSUs to the Participant during a fiscal year shall have a value in excess of two and one-half million dollars ($2,500,000), determined using the Fair Market Value of the Shares underlying the RSUs as of the Date of Grant.

Section 3. Vesting. Subject to the provisions of this Agreement, the RSUs shall vest and become payable in Shares in accordance with the following vesting schedule:

Vesting Date	Vesting Percentage
First Anniversary of Date of Grant	25%
Second Anniversary of Date of Grant	25%
Third Anniversary of Date of Grant	50%

Unless and until the RSUs vest, the Participant will have no right to payment of any unvested RSUs. Prior to the actual delivery of any of the RSUs that are vested, the RSUs will represent an unsecured obligation of the Company in accordance with Section 16(c) of the Plan.

Section 4.    Non-Transferability. All rights with respect to the RSUs are exercisable during the Participant’s lifetime only by the Participant and the RSUs may not be transferred, assigned, pledged or hypothecated in any manner other than by will or by applicable laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or Rules thereunder.

Section 5.     Delivery of Shares.

(i)    General. Subject to the other terms of the Plan and this Agreement, within a reasonable time following each Vesting Date, the Company will issue or cause to be delivered to the Participant (or if any other individual(s) then hold the RSUs, to such individual(s)) the number of Shares the Participant is entitled to receive as a result of the vesting of the RSUs. The Shares shall be registered in the name of the Participant (or the name(s) of the individual(s) that then hold the RSUs, either alone or jointly with another person(s) with rights of survivorship, as such individual(s) shall prescribe in writing or other methods allowed to the Company), and shall in all cases be delivered to the Participant within ten (10) business days following the applicable Vesting Date. Notwithstanding the foregoing, the delivery of Shares upon vesting of an RSU may be delayed if the amount to be paid or delivered is reasonably likely to violate applicable federal, state or non-U.S.

securities laws; provided, however, that the delivery will occur at the earliest date the Company reasonably anticipates that the distribution will not cause a violation.

The delivery of Shares upon vesting of the RSUs shall be deemed effected for all purposes when a stock transfer agent shall have deposited such Shares according to the delivery instructions provided by Participant (or if any other individual(s) then hold the RSUs, by such other individual(s)). Fractional Shares shall not be issued.

Section 6.    Tax Withholding Obligations. Regardless of any action the Company or the Employer takes with respect to any or all income tax, social insurance contributions, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including but not limited to, the grant of the RSUs, the vesting of the RSUs, the subsequent sale of any Shares acquired at vesting or the receipt of any dividends, and (2) do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate the Participant’s liability for Tax-Related Items.

Finally, the Participant will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Participant’s participation in the Plan or the Participant’s acquisition of Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver any Shares due upon vesting of the RSUs if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items as described in this section. The Participant hereby consents to any action reasonably taken by the Company to meet his or her obligation for Tax-Related Items.

Section 7. Changes in Capitalization. The existence of the RSUs shall not affect in any way the right or power of the Company or its stockholders to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the shares subject to RSUs; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or outstanding assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to the RSUs.

Section 8. Rights of Participant. No person shall, by virtue of the granting of the RSUs to the Participant, be deemed to be a holder of any Shares underlying the RSUs or be entitled to the rights or privileges of a holder of such Shares unless and until the RSUs have vested with respect to such Shares and the Shares have been issued pursuant to the vesting of the RSUs.

The grant of the RSUs is voluntary and occasional and the Participant shall not by virtue of the granting of the RSUs have any claim or right to be granted RSUs in the future or to participate in any other compensation plan, program or arrangement of the Company or of the Employer, even if RSUs have been granted repeatedly in the past.

The granting of the RSUs shall not impose upon the Company or the Employer any obligations to employ or to continue to employ the Participant; and the right of the Company or the Employer to terminate the employment of the Participant shall not be diminished or affected by reason of the fact that the RSUs have been granted to the Participant.

Nothing herein contained shall impose any obligation upon the Participant to accept the grant of RSUs.

At all times while any portion of the RSUs is outstanding, the Company shall reserve and keep available, out of shares of its authorized and unissued Common Stock or reacquired Shares, a sufficient number of Shares to satisfy the requirements of the RSUs; comply with the terms of the RSUs promptly upon vesting of the RSUs; and pay all fees or expenses necessarily incurred by the Company in connection with the issuance and delivery of Shares pursuant to the vesting of the RSUs.

Section 9. Termination. Subject to Section 8, the outstanding unvested RSUs granted hereunder shall terminate and the Participant shall cease vesting in the RSUs on the earliest to occur of:

(i) termination of active employment or other relationship between the Company or the Employer and the Participant for any reason other than due to the Participant’s death or Disability; or

(ii) termination of active employment or other relationship between the Company or the Employer and the Participant due to the Participant’s death or Disability within three months of the Date of Grant.

An employment relationship between the Company or the Employer and the Participant shall be deemed to exist during any period during which the Participant is actively employed by the Company or by any Subsidiary. Whether authorized leave of absence or absence on military government service shall constitute termination of the employment relationship between the Company or the Employer and the Participant shall be determined by the administrator designated by the Committee at the time thereof and in accordance with local law.

In the event of the death or Disability of the Participant during his or her employment relationship with the Company or the Employer, as applicable, and at least three months after the Date of Grant, the RSUs shall become fully vested (all or a portion of the outstanding RSUs) as of the date of the Participant’s death or Disability. In the case of death of a Participant, any Shares due upon vesting will be delivered to the Participant’s executors, administrators or any person(s) to whom the RSUs may be transferred by will or by laws of descent and distribution, in accordance with Section 5 of this Agreement. If, in the event of the Participant’s death, any beneficiary entitled to receive any Shares due upon vesting is a minor or, if in the event of the Participant’s Disability, the Participant is deemed by the Committee or is adjudged to be legally incapable of giving valid receipt and discharge for any Shares due upon vesting, such Shares will be paid to such person or institution as the Committee may designate or to the duly appointed guardian. Such payment shall, to the extent made, be deemed a complete discharge of any liability for such payment under the Plan.

If the Participant is a local national of and employed in a country that is a member of the European Union, the grant of the RSUs and the terms and conditions governing the RSUs are intended to comply with the age discrimination provisions of the EU Equal Treatment Framework Directive, as implemented into local law (the “Age Discrimination Rules”). To the extent that a court or tribunal of competent jurisdiction determines that any provision of the RSUs is invalid or unenforceable, in whole or in part, under the Age Discrimination Rules, the Company, in its sole discretion, shall have the power and authority to revise or strike such provision to the minimum extent necessary to make it valid and enforceable to the full extent permitted under local law.

Section 10. Nature of Grant. In accepting the grant, the Participant acknowledges that:

(i) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;

(ii) all decisions with respect to future grants of RSUs, if any, will be at the sole discretion of the Company;

(iii) the Participant is voluntarily participating in the Plan;

(iv) the grant of RSUs is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of the Participant’s employment contract, if any;

(v) the grant of RSUs is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;

(vi) in the event that the Participant is not an employee of the Company, the grant of RSUs will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of RSUs will not be interpreted to form an employment contract with the Employer or any Subsidiary or affiliated company of the Company;

(vii) the future value of the underlying Shares is unknown and cannot be predicted with certainty;

(viii) if the Participant vests in his or her RSUs and obtains Shares, the value of those Shares acquired may increase or decrease in value;

(ix) in consideration of the grant of the RSUs, no claim or entitlement to compensation or damages shall arise from termination of the RSUs or diminution in value of the RSUs or Shares acquired upon vesting of the RSUs resulting from termination of the Participant’s employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant will be deemed irrevocably to have waived his or her entitlement to pursue such claim; and

(x) in the event of termination of the Participant’s employment (whether or not in breach of local labor laws), the Participant’s right to receive the RSUs and vest in the RSUs under the Plan, if any, will be determined effective as of the date that the Participant is no longer employed by the Employer; the Committee shall have the exclusive discretion to determine when the Participant is no longer actively employed for purposes of his or her grant of RSUs.

Section 11. Data Privacy. Pursuant to applicable personal data protection laws, the Company and Employer hereby notify the Participant of the following in relation to the Participant’s personal data and the collection, use, processing and transfer of such data in relation to the Company’s grant of the RSUs and participation in the Plan. The collection, use, processing and transfer of personal data is necessary for the Company’s administration of the Plan and participation in the Plan, and the Participant’s denial and/or objection to the collection, use, processing and transfer of personal data may affect participation in the Plan. As such, the Participant voluntarily acknowledges and consents (where required under applicable law) to the collection, use, processing and transfer of personal data as described herein.

The Company and Employer hold certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all options, units or any other entitlement to Shares awarded, canceled, purchased, vested, unvested or outstanding in the Participant’s favor, for the purpose of managing and administering the Plan (“Data”). The Data may be provided by the Participant or collected, where lawful, from third parties, and the Company and the Employer will process the Data for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Data processing will take place through electronic and non-electronic means according to logics and procedures strictly correlated to the purposes for which Data are collected and with confidentiality and security provisions as set forth by applicable laws and regulations in the Participant’s country of residence (and country of employment, if different). Data processing operations will be performed minimizing the use of personal and identification data when such operations are unnecessary for the processing purposes sought. Data will be accessible within the Company’s organization only by those persons requiring access for purposes of the implementation, administration and operation of the Plan and for the Participant’s participation in the Plan.

The Company and the Employer will transfer Data internally as necessary for the purpose of implementation, administration and management of the Participant’s participation in the Plan, and the Company and the Employer may further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in European Economic Area, or elsewhere throughout the world, such as the United States. The Participant hereby authorizes (where required under applicable law) the third parties or other recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Participant’s behalf to a broker or other third party with whom the Participant may elect to deposit any Shares acquired pursuant to the Plan.

The Participant may, at any time, exercise rights provided under applicable personal data protection laws, which may include the right to (a) obtain confirmation as to the existence of the Data, (b) verify the content, origin and accuracy of the Data, (c) request the integration, update, amendment, deletion, or blockage (for breach of applicable laws) of the Data, (d) to oppose, for legal reasons, the collection, processing or transfer of the Data which is not necessary or required for the implementation, administration and/or operation of the Plan and the Participant’s participation in the Plan, and (e) withdraw the Participant’s consent to the collection, processing or transfer of Data as provided hereunder (in which case, the Participant’s RSUs will be null and void). The Participant may seek to exercise these rights by contacting the Employer’s Human Resources manager or the Company’s Human Resources Department.

Section 12. No Compensation Deferrals. Neither the Plan nor this Agreement is intended to provide for an elective deferral of compensation that would be subject to Section 409A of the Code (“Section 409A”). Instead, it is the intent of this Agreement to satisfy the “short- term deferral exemption described in Treas. Reg. §1.409A-1(b)(4). The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Agreement to ensure that no grants (including without limitation, the RSUs) become subject to Section 409A, provided, however, the Company makes no representation that the RSUs are not subject to Section 409A nor makes any undertaking to preclude Section 409A from applying to the RSUs.

Section 13. Electronic Delivery and Acceptance. The Company may in its sole discretion, decide to deliver any documents related to the RSUs granted under the Plan and participation in the Plan, or future RSUs that may be granted under the Plan, by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and, if requested, to participate in the Plan through an on-line (and/or voice activated) system established and maintained by the Company or a third party designated by the Company. In addition, if the Participant does not otherwise reject this Award, (in such manner as the Company may specify from time to time in its sole discretion), the Participant shall be deemed to have accepted the Award as of the Date of Grant.

Section 14. Government and Other Regulations; Governing Law. The grant of RSUs is subject to all laws, regulations and orders of any governmental authority which may be applicable thereto and, notwithstanding any of the provisions hereof, the Participant acknowledges that the Company will not be obligated to issue any Shares hereunder if the grant or vesting thereof or the issuance of such Shares, as the case may be, would constitute a violation by the Participant or the Company of any such law, regulation or order or any provision thereof. The Company shall not be obligated to take any affirmative action in order to cause the vesting of the RSUs or the issuance of Shares pursuant hereto to comply with any such law, regulation, order or provision.

As a condition of the grant of the RSUs, the Participant agrees to repatriate all payments attributable to the Shares and/or cash acquired under the Plan (including, but not limited to, dividends) in accordance with local foreign exchange rules and regulations in the Participant’s country of residence. In addition, the Participant also agrees to take any and all actions, and consent to any and all actions taken by the Company and its affiliates, as may be required to allow the Company and its affiliates to comply with local laws, rules and regulations in the Participant’s country of residence. Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and regulations in the Participant’s country of residence.

The RSUs are and shall be subject in every respect to the provisions of the Plan, which is incorporated herein by reference and made a part hereof. The Participant hereby accepts the RSUs subject to all the terms and provisions of the Plan and agrees that all decisions under and interpretations of the Plan by the Committee or the Board shall be final, binding and conclusive upon the Participant and his heirs and legal representatives.

This grant of RSUs shall be governed by and construed in accordance with the laws of the State of Florida without regard to its principle of conflict of laws. For purposes of litigating any dispute arising under this Agreement, the parties hereby agree that such litigation shall be conducted in the courts of Pinellas County, Florida.

Section 15. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Section 16. Language. If the Participant is a resident outside of the United States, the Participant acknowledges and agrees by acceptance of the grant of RSUs under the Plan and this Agreement, that it is the Participant’s express intent that this Agreement, the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Award, be drawn up in English. If the Participant has received this Agreement, the Plan or any other documents related to the RSUs translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control.

Section 17. Private Placement. For non U.S. Participants, the grant of the RSUs is not intended to be a public offering of securities in the Participant’s country of residence (and country of employment, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the grant of the RSUs is not subject to the supervision of the local securities authorities.

Section 18. Addendum. Notwithstanding any provisions of this Agreement to the contrary, the RSUs shall be subject to any special terms and conditions for the Participant’s country of residence (and country of employment, if different), as are set forth in the applicable addendum to the Agreement (“Addendum”). Further, if the Participant transfers residence and/or employment to another country reflected in an Addendum to the Agreement, the special terms and conditions for such country shall apply to the Participant to the extent the Company determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable in order to comply with local laws, rules and regulations or to facilitate the operation and administration of the RSUs and the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer). Any applicable Addendum shall constitute part of the Agreement.

Section 19. Additional Requirements. The Company reserves the right to impose other requirements on the RSUs, any Shares acquired pursuant to the RSUs and the Participant’s participation in the Plan to the extent the Company determines, in its sole discretion, that such other requirements are necessary or advisable in order to comply with local laws, rules and regulations or to facilitate the operation and administration of the RSUs and the Plan. Such requirements may include (but are not limited to) requiring the Participant to sign any agreements or undertakings that may be necessary to accomplish the foregoing.

IN WITNESS WHEREOF, the Company has caused this grant of RSUs to be executed, as of the Date of Grant.

TECH DATA CORPORATION

By:_/s/ ROBERT M. DUTKOWSKY
Robert M. Dutkowsky, Chief Executive Officer
By:_______________________________________
Holder

TECH DATA CORPORATION
2009 EQUITY INCENTIVE PLAN
OF TECH DATA CORPORATION

ADDENDUM TO
GLOBAL NOTICE OF GRANT AND
RESTRICTED STOCK UNIT GRANT AGREEMENT

________________________________________________________________________

In addition to the terms of the 2009 Equity Incentive Plan of Tech Data Corporation (the “Plan”) and the Global Notice of Grant and Restricted Stock Unit Grant Agreement
2.

(the “Agreement”), the RSUs are subject to the following additional terms and conditions as set forth in this addendum (the “Addendum”).

All defined terms as contained in this Addendum shall have the same meaning as set forth in the Plan and the Agreement. Pursuant to Section 18 of the Agreement, to the extent a Participant relocates residence and/or employment to another country, the additional terms and conditions as set forth in the addendum for such country (if any) shall also apply to the RSUs to the extent the Company determines, in its sole discretion, that the application of such addendum is necessary or advisable in order to comply with local laws, rules and regulations, or to facilitate the operation and administration of the RSUs and the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer).

CANADA

3.Settlement in Shares. Notwithstanding anything to the contrary in the Agreement, Addendum or the Plan, the RSUs shall be settled only in Shares (and may not be settled in cash).

DENMARK

1.
Treatment of RSUs upon Termination of Employment. Notwithstanding any provisions in the Agreement to the contrary, the treatment of the RSUs upon the Participant’s termination of employment shall be governed by the Act on Stock Options in Employment Relations.

FRANCE

2.English Language. The Participant acknowledges and agrees that it is the Participant's express intent that this Agreement, the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the RSUs, be drawn up in English. If the Participant has received this Agreement, the Plan or any other documents related to the RSUs translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version shall control.

BY SIGNING BELOW, THE PARTICIPANT ACKNOWLEDGES, UNDERSTANDS AND AGREES TO THE TERMS AND CONDITIONS OF THE PLAN, THE AGREEMENT AND THIS ADDENDUM.

__________________________________

Signature

__________________________________
Printed Name

_____________________
Date

IMPORTANT NOTE: THIS ADDENDUM MUST BE SIGNED AND RETURNED TO STOCK ADMINISTRATION OF TECH DATA NO LATER THAN THIRTY (30) DAYS FROM THE DATE OF THE GRANT.

ITALY

1.    Authorization to Release Necessary Personal Information. The following provision shall replace Section 11 of the Agreement in its entirety:

(i)    The Participant understands that the Employer and/or the Company hold certain personal information about the Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, national insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all awards or other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (“Data”), for the purpose of implementing, administering and managing the Plan. The Participant is aware that providing the Company with the Data is necessary for the performance of this Agreement and that the Participant’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.

(ii)    The Controller of personal data processing is Tech Data Corporation, 5350 Tech Data Drive, Clearwater, Florida 33760, U.S.A., and, pursuant to D.lgs 196/2003, its representative in Italy is Tech Data Italia s.r.l. with registered offices at Via Tolstoj 65, 20098 S. Giuliano, Milanese MI, Italy Participant understands that Data may be transferred to third parties assisting in the implementation, administration and management of the Plan, including any transfer required to a broker or other third party with whom Shares acquired pursuant to this grant of RSUs or cash from the sale of such Shares may be deposited. Furthermore, the recipients that may receive, possess, use, retain and transfer such Data for the above mentioned purposes may be located in the Participant’s country, or elsewhere, including outside of the European Union and the recipient’s country may have different data privacy laws and protections than the Participant’s country. The processing activity, including the transfer of the Participant’s personal data abroad, out of the European Union, as herein specified and pursuant to applicable laws and regulations, does not require the Participant’s consent thereto as the processing is necessary for the performance of contractual obligations related to the implementation, administration and management of the Plan. The Participant understands that Data processing relating to the purposes above specified shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data are collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to D.lgs. 196/2003.

(iii)    The Participant understands that Data will be held only as long as is required by law or as necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that, pursuant to art 7 of D.lgs 196/2003, the Participant has the right, including but not limited to, to access, delete, update, request the rectification of the Data and cease, for legitimate reasons, the Data processing. Furthermore, the Participant is aware that the Data will not be used for direct marketing purposes. In addition, the Data provided can be reviewed and questions or complaints can be addressed by contacting a local representative available at the following address, Via Tolstoj 65, 20098 S. Giuliano, Milanese MI, Italy.

3.Participant Acknowledgment. The Participant hereby confirms that he or she accepts and agrees to the Agreement and the Plan in all respects as of the date the Participant accepts this Agreement. The Participant further acknowledges that he or she has read and specifically and expressly approves of the following provisions of the Agreement: (i) Section 6 addressing the Participant’s responsibility for taxes; (ii) Section 8 addressing the rights of the Participant with respect to the RSUs; (iii) Section 10 containing the Participant’s acknowledgement that the Plan and the grant of the RSUs do not provide the Participant with any entitlement or claim for compensation ; (iv) Section 11 containing the Participant’s authorization for data privacy purposes; (v) Section 13 addressing electronic delivery and acceptance procedures; and (vi) Section 14 stating that the laws of the State of Florida, U.S.A. will govern the Agreement and the Plan and the venue for litigation of any dispute arising under this Agreement will be the courts of Pinellas County, Florida, U.S.A.

__________________________________

Signature

__________________________________
Printed Name

_____________________
Date

IMPORTANT NOTE: THIS ADDENDUM MUST BE SIGNED AND RETURNED TO STOCK ADMINISTRATION OF TECH DATA NO LATER THAN THIRTY (30) DAYS FROM THE DATE OF THE GRANT.

MEXICO

3.Commercial Relationship. The Participant expressly recognizes that participation in the Plan and the Company’s grant of RSUs does not constitute an employment relationship between the Participant and the Company. The Participant has been granted RSUs as a consequence of the commercial relationship between the Company and the Employer, and the Employer is the Participant’s sole employer. Based on the foregoing, (a) the Participant expressly recognizes the Plan and the benefits derived from participation in the Plan will not establish any rights between the Participant and the Employer, (b) the Plan and the benefits the Participant may derive from participation in the Plan are not part of the employment conditions and/or benefits provided by the Employer, and (c) any modifications or amendments of the Plan by the Company, or a termination of the Plan by the Company, shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Employer.

4.Extraordinary Item of Compensation. The Participant expressly recognizes and acknowledges that participation in the Plan is a result of the discretionary and unilateral decision of the Company, as well as the Participant’s free and voluntary decision to participate in the Plan in accordance with the terms and conditions of the Plan, the Agreement and this Addendum. As such, the Participant acknowledges and agrees that the Company may, in its sole discretion, amend and/or discontinue the Participant’s participation in the Plan at any time and without any liability. The value of the RSUs is an extraordinary item of compensation outside the scope of any Participant’s employment contract, if any. The RSUs are not part of the Participant’s regular or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits, or any similar payments, which are the exclusive obligations of the Employer.

BY SIGNING BELOW, THE PARTICIPANT ACKNOWLEDGES, UNDERSTANDS AND AGREES TO THE TERMS AND CONDITIONS OF THE PLAN, THE AGREEMENT AND THIS ADDENDUM.

__________________________________

Signature

__________________________________
Printed Name

_____________________
Date

IMPORTANT NOTE: THIS ADDENDUM MUST BE SIGNED AND RETURNED TO STOCK ADMINISTRATION OF TECH DATA NO LATER THAN THIRTY (30) DAYS FROM THE DATE OF THE GRANT.
NETHERLANDS

1.
Waiver of Termination Rights. As a condition to the grant of the RSUs, the Participant hereby waives any and all rights to compensation or damages as a result of the termination of employment with the Company and the Employer for any reason whatsoever, insofar as those rights result or may result from (a) the loss or diminution in value of such rights or entitlements under the Plan, or (b) the Participant ceasing to have rights under, or ceasing to be entitled to any awards under the Plan as a result of such termination.

SPAIN

1.    Termination. The following provision shall replace Section 9 (i) of the Agreement in its entirety:

(i) termination of active employment or other relationship between the Company or the Employer and the Participant for any reason (including termination without cause or unfair dismissal) other than due to the Participant’s death or Disability;

2.    Nature of Grant. The following provisions shall replace Section 10(x) of the Agreement in its entirety, and the following new provision shall be added as Section 10(xi) of the Agreement:

(x) in the event of termination of the Participant’s employment (whether or not in breach of local labor laws), the Participant’s right to receive the RSUs and vest in the RSUs under the Plan, if any, will be determined effective as of the date that the Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when the Participant is no longer actively employed for purposes of his or her grant of RSUs; and

(xi) in accepting the grant of RSUs, the Participant acknowledges that he or she consents to participation in the Plan and has received a copy of the Plan. The Participant understands that the Company has unilaterally, gratuitously and discretionally decided to grant RSUs under the Plan to individuals who may be employees of the Company or its Subsidiaries or affiliated companies throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any of its Subsidiaries or affiliated companies on an ongoing basis. Consequently, the Participant understands that the RSUs are granted on the assumption and condition that the RSUs and any Shares that may be acquired as a result of the vesting of the RSUs shall not become a part of any employment contract (either with the Company or any of its Subsidiaries or affiliated companies) and shall not be considered a mandatory benefit or salary for any purpose (including severance compensation) or any other right whatsoever. In addition, the Participant understands that this grant would not be made to the Participant but for the assumptions and conditions referred to above; thus, the Participant acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of RSUs shall be null and void.

Participant Signature:        ________________________________________________

Participant Printed Name:     ________________________________________________

Date:                _______________________________

IMPORTANT NOTE: THIS ADDENDUM MUST BE SIGNED AND RETURNED TO STOCK ADMINISTRATION OF TECH DATA NO LATER THAN THIRTY (30) DAYS FROM THE DATE OF THE GRANT.

UNITED KINGDOM

1.    Tax Withholding Obligations. The following provision shall replace Section 6 of the Agreement in its entirety:

Regardless of any action the Company or the Employer takes with respect to any or all income tax, primary and secondary Class 1 National Insurance Contributions, payroll tax or other tax-related withholding (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including but not limited to, the grant of the RSUs, the vesting of the RSUs, the subsequent sale of any Shares acquired at vesting or the receipt of any dividends, and (2) do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate the Participant’s liability for Tax-Related Items.

Prior to vesting of the RSUs, the Participant will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer for Tax-Related Items. In this regard, if permissible under local law, the Participant authorizes the Company to sell or arrange for the sale of Shares that the Participant acquires to meet the withholding obligation for Tax-Related Items. The Company will endeavor to sell only the whole number of Shares required to satisfy the Company's and/or the Employer's withholding obligation for Tax-Related Items; however, the Participant agrees that the Company may sell more Shares than necessary to cover the Tax-Related Items. The Committee may also, in lieu of or in addition to the foregoing, at its sole discretion, (i) require the Participant to deposit with the Company or the Employer an amount of cash sufficient to meet his or her obligation for Tax-Related Items, (ii) withhold the required amount from the Participant’s pay during the pay periods next following the date on which any such applicable liability for Tax-Related Items otherwise arises (or withhold the required amount from other amounts payable to the Participant), and/or (iii) if permissible under local law, the Committee may require that the Company withhold a whole number of Shares otherwise deliverable to Participant having a Fair Market Value sufficient to satisfy the statutory minimum (or such higher amount as is allowable without adverse accounting consequences) of the Participant’s estimated total obligation for Tax-Related

Items associated with any aspect of the RSUs. If the obligation for the Participant’s Tax-Related Items is satisfied by withholding a number of Shares as described herein, the Participant will be deemed to have been issued the full number of Shares subject to the award of RSUs, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items due as a result of the vesting or any other aspect of the award.

Finally, the Participant will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Participant’s participation in the Plan or the Participant’s acquisition of Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver any Shares due upon vesting of the RSUs if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items as described in this section. The Participant hereby consents to any action reasonably taken by the Company to meet his or her obligation for Tax-Related Items.

2.    Deemed Loan Provision. The following new provision shall be added as Section 6A of the Agreement:

If payment or withholding of the income tax due is not made within 90 days of the event giving rise to the Tax-Related Items (the “Due Date”) or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected Tax-Related Items shall constitute a loan owed by the Participant to the Employer, effective on the Due Date. The Participant agrees that the loan will bear interest at the then-current HM Revenue and Customs Official Rate, it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 6 of the Agreement. Notwithstanding the foregoing, if the Participant is an “Officer” (as defined in Rule 16a-1(f) of the Securities Exchange Act of 1934), the terms of this Section 6A shall not apply to the Participant. In the event that Tax-Related Items are not collected from or paid by an Officer Participant by the Due Date, the amount of any uncollected Tax-Related Items may constitute a benefit to the Participant on which additional income tax and National Insurance Contributions may be payable. The Participant agrees that the Company may collect any income tax and National Insurance Contributions due on this additional benefit from the Participant by any of the means set forth in Section 6 of the Agreement.

3.    Exclusion of Claim. The Participant acknowledges and agrees that the Participant will have no entitlement to compensation or damages insofar as such entitlement arises or may arise from the Participant’s ceasing to have rights under or to be entitled to vest in the Participant’s RSUs as a result of such termination (whether the termination is in breach of contract or otherwise), or from the loss or diminution in value of the Participant’s RSUs. Upon the grant of the RSUs, the Participant shall be deemed to have irrevocably waived any such entitlement.

*    *    *    *    *

TECH DATA CORPORATION
(hereinafter called the “Company”)
2009 EQUITY INCENTIVE PLAN OF TECH DATA CORPORATION
(hereinafter called the “Plan”)
NOTICE OF GRANT AND GRANT AGREEMENT

I. NOTICE OF EQUITY GRANT

Unless otherwise defined herein, the terms defined in this notice shall have the same defined meanings as in the Agreement and the Plan. In the event of a conflict between the terms and conditions of this notice and the terms and conditions of the Agreement and the Plan, the terms and conditions of the Agreement and the Plan shall prevail.

Name/Holder:                 <name>

Type of Grant:                 Maximum Value Stock-Settled
Appreciation Right

Date of Grant:                    < date>

Total Shares Granted:                <shares>

Grant Price:                    <price>

II. AGREEMENT

For valuable consideration, the receipt of which is hereby acknowledged (electronically or using a method accepted by the Company), the Company hereby grants to the Holder the following Maximum Value Stock-Settled Stock Appreciation Right (the “MVSSAR”) in accordance with the following terms:

Section 1. Definitions. Unless otherwise defined herein, the terms defined in this Agreement shall have the same defined meanings as in the Plan. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail. The following additional terms shall be defined as follows:

“Agreement” means this agreement between the Holder and the Company setting forth the terms and conditions of the grant of this MVSSAR and includes Part I, Notice of Grant and Part II, Agreement.

“Exercise Fair Market Value” means, as of any date, the last sales price for a Share (or if a Share was not traded on such date, on the immediately preceding day on which sales of a Share were reported) as quoted on the NASDAQ National Market, or on any other national exchange registered under the Exchange Act upon which the Common Stock is then listed, for the last market trading day prior to such date.

“Grant Price” means the Fair Market Value of a Share on the date on which the MVSSARs are granted to the Holder, as specified in Part I.

“Maximum Value per MVSSAR” means the maximum total dollar value of USD$20 that can accrue to the Holder upon the exercise of one MVSSAR such that the Holder is never entitled to receive more than USD$20 upon exercise of one MVSSAR, regardless of the Exercise Fair Market Value on the date of exercise.

“Share” means one (1) share of Common Stock.

Section 2. Grant of Maximum Value Stock-Settled Stock Appreciation Right. Subject to the terms and conditions hereinafter set forth, including Section 4(f) and the adjustments of Section 7, the Holder is granted MVSSARs at the Grant Price designated in Part I. Each MVSSAR gives the Holder a right to receive the excess, if any, of the Exercise Fair Market Value of a Share on the day one vested MVSSAR is exercised over the Grant Price, but not to exceed the Maximum Value per MVSSAR.

Section 3. Vesting of Maximum Value Stock-Settled Stock Appreciation Right. Subject to the provisions of Sections 9 of this Agreement, this MVSSAR shall vest twenty five percent (25%) each year from the Date of Grant.

After a portion of the MVSSAR has become exercisable and during the term of this MVSSAR, the Holder shall be entitled to decide whether to exercise the MVSSAR subject to the conditions set forth in Section 4.

Section 4. Exercise of Maximum Value Stock -Settled Stock Appreciation Right.

(a)    Right to Exercise and Term of MVSSAR. This MVSSAR is exercisable in accordance with the vesting schedule set forth in Section 3 of this Agreement. The term of this MVSSAR shall be for ten years from the Date of Grant of this MVSSAR, subject to the provisions of Section 9 of this Agreement.

(b)    Exercise Payment. Upon any exercise of a vested MVSSAR, the Holder is entitled to receive the exercise payment (subject to Section 6 of this Agreement) which, for each MVSSAR, is calculated as the excess, if any, of the Exercise Fair Market Value of the vested MVSSAR that is exercised over the Grant Price, but not to exceed the Maximum Value per MVSSAR (the “Exercise Payment”). The Exercise Payment will be calculated in reference to each one MVSSAR that is exercised. The aggregate Exercise Payment will be settled in Shares calculated using the Exercise Fair Market Value.

(c)     Method of Exercise. Exercise of the MVSSAR shall be made by delivery of a “Broker Selection Form” (the form of which shall be determined at the Company’s discretion) by the Holder to the Company, and delivery of a written notice of exercise (or, if the Company permits, by electronic or voice methods) by Holder to the Company or its designate before an exercise, or by delivery of a notice of exercise in any other administrative method prescribed by the Company in the future. In the notice, the Holder must specify the number of MVSSARs that are to be exercised and the share delivery instructions.

(d)    Automatic Exercise. Notwithstanding Section 4(c), in the event that the Exercise Fair Market Value of the Shares is such that the Exercise Payment a Holder would be entitled to receive is the Maximum Value per MVSSAR, the Holder hereby agrees to the automatic exercise of all vested MVSSARs under this Agreement such that all the MVSSARs which are vested under this Agreement at that time will be exercised and the Shares will be delivered to the Holder as best determined by the Company at its discretion. Upon such exercise, the Holder will be entitled to receive the Exercise Payment calculated in reference to each vested MVSSAR under this Agreement subject to the exercise.

(e)    Non-Transferability. This MVSSAR is exercisable by the Holder hereof only during the Holder's lifetime and may not be transferred, assigned, pledged or hypothecated in any manner other than by will or by applicable laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or Rules thereunder.

(f)    Minimum MVSSAR Exercise. Holder must exercise a minimum number of MVSSAR such that the aggregate Exercise Payment for all MVSSARs exercised at any one time must at least equal the Exercise Fair Market Value of a Share at exercise.

Section 5. Delivery of Shares. Within a reasonable time following the receipt of the notice of exercise of the MVSSAR (where the MVSSAR is exercised voluntarily by the Holder under Section 4(c) above), or, following the automatic exercise of the MVSSAR under Section 4(d) above, the Company will issue or cause to be delivered to the Holder (or if any other individual or individuals are exercising this MVSSAR, to such individual or individuals) the Exercise Payment, i.e., the number of Shares the Holder is entitled to receive as a result of the exercise of the MVSSAR, registered in the name of the Holder (or the name or names of the individual or individuals exercising the MVSSAR, either alone or jointly with another person or persons with rights of survivorship, as the individual or individuals exercising the MVSSAR shall prescribe in writing or other methods allowed to the Company) but in any event, such Shares shall be delivered within ten (10) business days; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent shall have deposited such Shares according to the delivery instructions; and provided further that if any law, regulation or order of the Securities and Exchange Commission (the "Commission") or other body having jurisdiction shall require the Company or the Holder (or the individual or individuals exercising this MVSSAR) to take any action in connection with delivery of the Shares, then, subject to the other provisions of this paragraph, the date on which such delivery shall be deemed to have occurred shall be extended for the period necessary to take and complete such action, it being understood that the Company shall have no obligation to take and complete any such action. Fractional Shares shall not be issued pursuant to the exercise of an MVSSAR.

Section 6. Tax Withholding Obligations. To meet the obligations of the Company or affiliates of the Company with respect to withholding of any and all income tax (including federal, state and local taxes), social insurance contributions, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”) under any domestic or foreign federal, state or local statute, ordinance, rule, or regulation in connection with any aspect of the MVSSARs, including, but not limited to, the grant, the vesting and/or the exercise of an MVSSAR into Shares, or the subsequent sale of any Shares acquired at exercise and the receipt of any dividends, the Committee may require that the Company withhold a number of whole Shares otherwise deliverable to Holder having an Exercise Fair Market Value sufficient to satisfy the statutory minimum (or such higher amount as is allowable without adverse accounting consequences) of the Holder’s estimated total obligation for Tax-Related Items associated with any aspect of the MVSSAR. The Administrator may also, in lieu of or in addition to the foregoing, at its sole discretion, (i) require the Holder to deposit with the Company an amount of cash sufficient to meet his or her obligation for Tax-Related Items with respect to such Holder, (ii) withhold the required amounts from the Holder’s regular salary/wages during the pay periods next following the date on which any such applicable tax liability otherwise arises, and/or (iii) sell or arrange for the sale of Shares to be issued on the exercise of the MVSSAR to satisfy the Holder’s obligation for Tax-Related Items with respect to such Holders. If the Holder’s and/or the Company’s withholding obligation for Tax-Related Items is satisfied as described in (iii) of this section, the Company will endeavor to sell only the number of Shares required to satisfy the Holder’s and/or the Company’s withholding obligation for Tax-Related Items; however, the Holder agrees that the Company may sell more Shares than necessary to cover the Tax-Related Items. The Company shall not deliver any of the Shares until and unless the Holder has made the deposit required herein or proper provision for required withholding has been made. Further, if the Holder becomes subject to taxation in more than one country between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Holder acknowledges that the Company or an affiliate of the Company may be required to withhold or account for Tax-Related Items in more than one country. The Holder hereby consents to any action reasonably taken by the Company to meet his or her obligation for Tax-Related Items.

Section 7. Changes in Capitalization. The existence of this MVSSAR shall not affect in any way the right or power of the Company or its shareholders to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the shares subject to MVSSARs; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or outstanding assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of MVSSARs, the Grant Price or the Maximum Value per MVSSAR.

Section 8. Rights of Holder. No person shall, by virtue of the granting of this MVSSAR to the Holder, be deemed to be a holder of any Shares underlying this MVSSAR or be entitled to the rights or privileges of a holder of such Shares unless and until this MVSSAR has been exercised with respect to such Shares and the Shares have been issued pursuant to that exercise of this MVSSAR.

The Holder shall not by virtue of the granting of this MVSSAR have any claim or right to be granted an MVSSAR in the future or to participate in any other compensation plan, program or arrangement of the Company.

The granting of this MVSSAR shall not impose upon the Company any obligations to employ or to continue to employ the Holder; and the right of the Company to terminate the employment of the Holder shall not be diminished or affected by reason of the fact that this MVSSAR has been granted to the Holder.

Nothing herein contained shall impose any obligation upon the Holder to exercise this MVSSAR except with respect to the automatic exercise pursuant to Section 4.

At all times while any portion of this MVSSAR is outstanding, the Company shall reserve and keep available, out of shares of its authorized and unissued stock or reacquired shares, a sufficient number of Shares to satisfy the requirements of this MVSSAR; comply with the terms of this MVSSAR promptly upon exercise of the MVSSAR; and pay all fees or expenses necessarily incurred by the Company in connection with the issuance and delivery of Shares pursuant to the exercise of this MVSSAR.

Section 9. Termination. The MVSSAR granted hereunder shall terminate on the earliest to occur of:

(i) termination of employment for cause or voluntary separation on the part of the Holder without the consent of the Company or Subsidiary;

(ii) the expiration of the term of this MVSSAR; or

(iii) other than in the case of death of the Holder, approved retirement as determined by the Committee or its designee (“Retirement”) or disability of the Holder within the meaning of Section 22(e) (3) of the Code ("Disability"), 90 days after termination of the employment or other relationship between the Company and the Holder other than as set forth in Section 9(i) above.

An employment relationship between the Company and the Holder shall be deemed to exist during any period during which the Holder is employed by the Company or by any Subsidiary. Whether authorized leave of absence or absence on military government service shall constitute termination of the employment relationship between the Company and the Holder shall be determined by the administrator, designated by the Committee at the time thereof.

If the Holder’s employment terminates because of a Retirement, the term of this MVSSAR shall then terminate one year following the date on which the Holder’s employment was terminated or if earlier, at the expiration of the term of this MVSSAR.

In the event of the death or Disability of the Holder during employment or other relationship with the Company and before the date of expiration of the MVSSAR, the MVSSAR shall become immediately and fully exercisable and the term of this MVSSAR shall then terminate one year following the date of such death or disability or at the expiration of the term of this MVSSAR, if earlier. In the case of death of the Holder, the Holder's executors, administrators or any person or persons to whom this MVSSAR may be transferred by will or by laws of descent and distribution, shall have the right, at any time prior to termination of this MVSSAR, to fully exercise this MVSSAR.

Section 10. No Compensation Deferrals. Neither the Plan nor this Agreement is intended to provide for an elective deferral of compensation that would be subject to Section 409A (“Section 409A”) of the Code. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Agreement to ensure that no grants (including without limitation, this MVSSAR) become subject to Section 409A, provided, however, the Company makes no representation that this MVSSAR is not subject to Section 409A nor makes any undertaking to preclude Section 409A from applying to this MVSSAR.

Section 11. Electronic Delivery and Acceptance. The Company may in its sole discretion, decide to deliver any documents related to the MVSSAR granted under the Plan, and participation in the plan on future MVSSAR that may be granted under the Plan, by electronic means or to request the Holder’s consent to participate in the Plan by electronic means. The Holder hereby consents to receive such documents by electronic delivery and; if requested, to participate in the Plan through an on-line (and/or voice activated) system established and maintained by the Company or another third party designated by the Company. If required by local law or by the Company, the Holder may be required to print out, sign and return to the Company the electronic document and/or this Agreement indicating his or her consent to participate in the Plan. In addition, if the Participant does not otherwise reject this Award, (in such manner as the Company may specify from time to time in its sole discretion), the Participant shall be deemed to have accepted the Award as of the Date of Grant.

Section 12. Government and Other Regulations; Governing Law. This MVSSAR is subject to all laws, regulations and orders of any governmental authority which may be applicable thereto and, notwithstanding any of the provisions hereof, the Holder agrees that he or she will not exercise this MVSSAR granted hereby nor will the Company be obligated to issue any Shares hereunder if the grant, vesting or exercise thereof or the issuance of such Shares, as the case may be, would constitute a violation by the Holder or the Company of any such law, regulation or order or any provision thereof. The Company shall not be obligated to take any affirmative action in order to cause the exercise of this MVSSAR or the issuance of Shares pursuant hereto to comply with any such law, regulation, order or provision.

This MVSSAR is and shall be subject in every respect to the provisions of the Plan, which is incorporated herein by reference and made a part hereof. The Holder hereby accepts this MVSSAR subject to all the terms and provisions of the Plan and agrees that all decisions under and interpretations of the Plan by the Committee or the Board shall be final, binding and conclusive upon the Holder and his heirs and legal representatives.

This MVSSAR shall be governed by and construed in accordance with the laws of the State of Florida without regard to its principle of conflict of laws. For purposes of litigating any dispute arising under this Agreement, the parties hereby agree that such litigation shall be conducted in the courts of Pinellas County, Florida.

Section 13. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Holder and the Holder's beneficiaries, executors or administrators.

Section 14. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Section 15. Holder's Acknowledgment and Agreement. By accepting the grant of this MVSSAR, the Holder acknowledges that the Holder has read the Agreement and the Plan and the Holder specifically accepts and agrees to the provisions therein.

IN WITNESS WHEREOF, the Company has caused this MVSSAR to be executed, as of the Date of Grant.

TECH DATA CORPORATION

By:_/s/ ROBERT M. DUTKOWSKY
Robert M. Dutkowsky, Chief Executive Officer

    By:_______________________________________
     Employee